COLONIAL HIGH YIELD MUNICIPAL FUND

          Supplement to Prospectus dated March 30, 1995


The fourth paragraph under the caption How the Fund is managed has been revised in its entirety as follows:

Bonny E. Boatman, Senior Vice President and Director of the Adviser and head of the Tax-Exempt Group, has managed the Fund since its inception and has managed various other Colonial tax-exempt funds since 1985. Peter C. Andersen, Assistant Vice President of the Adviser, has co-managed the Fund since January 1996. Prior to co-managing the Fund, Mr. Andersen was an Associate Portfolio Manager of the Fund and a high yield credit analyst for the Adviser's tax-exempt funds. Before joining the Adviser in 1993, Mr. Andersen was a venture capital research associate at MTDC and a management consultant at Arthur D. Little.


HM-36/676B-0196                                   January 30, 1996